UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2015

NII HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 800 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

Plan of Reorganization

As previously disclosed, on September 15, 2014, NII Holdings, Inc. (the “Company”) and eight of its U.S. and Luxembourg-domiciled subsidiaries, including NII Capital Corp. (“Capco”) and NII International Telecom S.C.A. (“Luxco”), (the “Initial Debtors”), filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). In addition, following September 15, 2014, five additional subsidiaries of the Company (except for Nextel International (Uruguay), LLC, together with the Initial Debtors, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. These cases were jointly administered under the caption In re NII Holdings, Inc., et al. (Case No. 14-12611).

On April 20, 2015, the Bankruptcy Court entered the Order (I) Approving Disclosure Statement, (II) Approving the Form and Manner of Service of Disclosure Statement Notice, (III) Establishing Procedures for Solicitation and Tabulation of Votes to Accept or Reject Plan of Reorganization, and (IV) Approving Related Notice and Rights Offering Procedures, which authorized the Debtors to solicit creditors’ votes on the First Amended Joint Plan of Reorganization Proposed by the Plan Debtors and the Official Committee of Unsecured Creditors dated April 20, 2015 (as amended, the “Plan”).

On June 19, 2015 the Bankruptcy Court entered the Findings of Fact, Conclusions of Law and Order Confirming Pursuant to Section 1129(a) and (b) of the Bankruptcy Code the First Amended Joint Plan Of Reorganization Proposed by the Debtors and Debtors in Possession and the Official Committee of Unsecured Creditors (the “Confirmation Order”), which approved and confirmed the Plan, as modified by the Confirmation Order. Copies of the Confirmation Order and the Plan were included as exhibits to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 22, 2015.

On June 26, 2015 (the “Effective Date”), the Company satisfied the conditions to effectiveness set forth in the Confirmation Order and in the Plan, the Plan became effective in accordance with its terms and the Company and the other Debtors emerged from the Chapter 11 proceedings. All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Registration Rights Agreement

On the Effective Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain holders of Registrable Securities (as defined below) identified therein as the “Initial Holders” (together with their successors and assigns, the “Holders”), which provides registration rights to parties that, together with their affiliates, received upon emergence 10% or more of the issued and outstanding common stock of the Company that was issued upon its emergence from bankruptcy (“New Common Stock”). Under the Registration Rights Agreement, the Company is required to use its commercially reasonable efforts to cause its New Common Stock to become listed on the New York Stock Exchange or

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the Global Market or Global Select Market of the NASDAQ Stock Market no later than 60 days after the Effective Date.

Pursuant to the Registration Rights Agreement, among other things, the Company is required to, as soon as reasonably practicable after the Effective Date, and in any event not later than 21 days after the Effective Date, file with the Commission a registration statement for a shelf registration (the “Shelf Registration Statement”) on Form S-1 covering the resale of all of the Registrable Securities (as defined below) held by the Initial Holders (as defined in the Registration Rights Agreement) on a delayed or continuous basis. The Registration Rights Agreement provides that “Registrable Securities” means any New Common Stock, any securities issued or issuable with respect to, on account of or in exchange for New Common Stock, and any options, warrants or other rights to acquire, and any securities received as a dividend or distribution in respect of, any of the securities described above, in each case that are held by the Holders and their affiliates or any transferee or assignee of any Holder or its affiliates.

Any one or more Initial Holders may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to the Shelf Registration Statement. The Company is not obligated to effect more than six (6) such underwritten offerings in any 12-month period for all Initial Holders and is not obligated to effect any underwritten offering if the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be sold thereunder is less than $40 million. The Registration Rights Agreement also grants certain customary incidental, or “piggyback,” registration rights to participate in registrations that the Company initiates for its own account or other security holders.

The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as blackout periods and, if an underwritten offering is contemplated, limitations on the number of shares to be included in the underwritten offering that may be imposed by the managing underwriter.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Brazil Credit Agreement Amendments

On the Effective Date, Nextel Telecomunicações Ltda. (“NII Brazil”), the Company’s wholly owned subsidiary operating in Brazil, entered into amendments to its credit agreements with each of Caixa Econômica Federal (such amendment, the “Caixa Amendment”) and Banco do Brasil, S.A. (such amendment, the “BdB Amendment” and together with the Caixa Amendment, the “Amendments”).

The Caixa Amendment extends the maturity for the related indebtedeness for one year, to October 31, 2019. The BdB Amendment extends the maturity for the related indebtedness for two years, to October 8, 2019. The Amendments further provide that no amortization payments will be required with respect to the related loans until June 2016, at which time new amortization

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schedules specified in the Amendments will go into effect. The Amendments also provide for a “covenant holiday” through December 31, 2015, during which time no compliance will be required with respect to the financial covenants of the relevant credit agreements. Thereafter, NII Brazil must maintain a Net Debt to EBITDA ratio over the trailing 12 months of no greater than 4.0 as of June 30, 2016, 3.5 as of December 31, 2016 and 2.5 as of June 30, 2017 and on each six-month anniversary thereafter.

In addition, on the Effective Date, all conditions precedent to the effectiveness of the Amendment to the Parent Guaranty (the “CDB Guaranty Amendment”) previously executed by the Company and China Development Bank Corporation on December 5, 2014 were satisfied and the CDB Guaranty Amendment became effective.

This description of the Amendments and the CDB Guaranty Amendment is qualified in its entirety by reference to the full text of the Caixa Amendment and the BdB Amendment, English translations of which are filed as Exhibits 10.7 and 10.9 to this report, respectively, and to the CDB Guaranty Amendment, which is filed as Exhibit 10.10 to this report, all of which are incorporated herein by reference.

Item 1.02         Termination of a Material Definitive Agreement.

Cancellation of Prepetition Notes

In accordance with the Plan, on the Effective Date all of the obligations of the Debtors with respect to the following indebtedness were cancelled:

•	Luxco’s 7.875% senior notes due 2019 issued pursuant to that certain indenture, dated as of May 23, 2013, among Luxco (as issuer), the Company (as guarantor), and Wilmington Trust, National Association (as trustee) and all amendments, supplements or modifications thereto and extensions thereof.

•	Luxco’s 11.375% senior notes due 2019 issued pursuant to that certain indenture, dated as of February 19, 2013, among Luxco (as issuer), the Company (as guarantor), and Wilmington Trust, National Association (as trustee) and all amendments, supplements or modifications thereto and extensions thereof.

•	Capco’s 7.625% senior notes due 2021 issued pursuant to that certain indenture, dated as of March 29, 2011, among Capco (as issuer), each of the guarantors party thereto and Wilmington Savings Fund Society, FSB (as successor trustee) and all amendments, supplements or modifications thereto and extensions thereof.

•	Capco’s 8.875% senior notes due 2019 issued pursuant to that certain indenture, dated as of December 15, 2009, among Capco (as issuer), each of the guarantors party thereto and U.S. Bank National Association (as successor trustee) and all amendments, supplements or modifications thereto and extensions thereof.

•	Capco’s 10.0% senior notes due 2016 issued pursuant to that certain indenture, dated as of August 18, 2009, among Capco (as issuer), each of the guarantors

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party thereto and Wilmington Savings Fund Society, FSB (as successor trustee) and all amendments, supplements or modifications thereto and extensions thereof.

Cancellation of Old Common Stock

In accordance with the Plan, each share of the Company’s common stock outstanding prior to the Effective Date, including all options and warrants to purchase such stock, was cancelled and extinguished, and each such share, option or warrant has no further force or effect after the Effective Date.

Item 3.02         Unregistered Sales of Equity Securities.

In accordance with the Plan, as of the Effective Date, the Company issued 99,999,992 shares of New Common Stock to holders of Prepetition Notes. The Plan and Confirmation Order provide for the exemption of the offer and sale of the New Common Stock from the registration requirements of the Securities Act pursuant to Section 1145(a)(1) of the Bankruptcy Code. Section 1145(a)(1) of the Bankruptcy Code exempts the offer and sale of securities under the Plan from registration under Section 5 of the Securities Act of 1933, as amended, and state laws if certain requirements are satisfied.

Item 3.03         Material Modification to Rights of Security Holders.

The information set forth under Item 1.02 above and Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.01         Changes in Control of Registrant.

The information set forth under Item 1.01 above and Item 5.02 below is incorporated by reference into this Item 5.01.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

In accordance with the Plan, upon its emergence from the Chapter 11 proceedings on the Effective Date, the Company will have a board of directors comprised of seven directors (the “Board”). The Plan contemplates that the Company’s Chief Executive Officer will be a member of the Board and that funds managed by The Capital Group Companies, Inc. (“Capital Group”) had the right to designate three of the members of the Board, Aurelius Capital Management, LP (“Aurelius”) had the right to designate one member of the Board and the informal group of holders of notes issued by Luxco had the right to designate two of the members of the Board. As of the Effective Date, six of the seven Board members had been so designated, and there is one vacancy on the Board.

The following are the members of the Company’s Board as of the Effective Date: Kevin L. Beebe (Chair), James V. Continenza, Howard S. Hoffmann, Ricardo Knoepfelmacher, Christopher T. Rogers and Steven M. Shindler. The following persons ceased to serve on the

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Board as of the Effective Date: Donald Guthrie, Charles M. Herington, Carolyn F. Katz, Rosendo G. Parra, Paulino do Rego Barros Jr. and John W. Risner.

Until the 2017 Annual Meeting, the directors are divided into two classes, designated as Class I and Class II. The initial term for the one director in Class I, Mr. Shindler, expires at the annual meeting of stockholders to be held in 2016 and thereafter at each annual meeting of stockholders. The term for all of the other directors who are in Class II expires at the annual meeting of stockholders to be held in 2017. All directors will be elected annually commencing at the annual meeting of stockholders to be held in 2017.

The audit committee consists of Messrs. Beebe, Hoffmann and Rogers. The compensation committee consists of Messrs. Rogers (Chair), Continenza and Knoepfelmacher. The corporate governance and nominating committee consists of Messrs. Continenza (Chair), Knoepfelmacher and Rogers.

Executive Officer Departures

As previously disclosed, on April 20, 2015, the Company, together with its wholly-owned subsidiary NIU Holdings LLC, completed the sale of its Mexican operations to New Cingular Wireless, Inc., an indirect subsidiary of AT&T, Inc. Salvador Alvarez, president of Nextel Mexico, continued his employment with that entity after the sale and as of the closing of the sale was no longer employed by the Company or its subsidiaries.

Gokul V. Hemmady, Executive Vice President, Chief Operating Officer and President, Nextel Brazil, Juan R. Figuereo, Executive Vice President and Chief Financial Officer and Gary D. Begeman, Executive Vice President and General Counsel have each entered into or are expected to enter into severance agreements with the Company that are consistent with the terms of the Company’s Severance Plan in connection with their planned separations from the Company on or before October 1, 2015. In addition, Mr. Hemmady is expected to enter into a Separation Agreement providing for an additional payment of six months of base salary in consideration of his agreement to (a) extend the non-compete, non-solicitation and confidentiality covenants agreed to in the Separation Agreement for a period of two years after his separation date and (b) remain with the Company to assist in the transition of his roles and responsibilities to his successor and to provide other specified assistance to the Company until the earlier of October 1, 2015 or the date on which the Company determines that such transition and other assistance is complete.

Executive Officer Appointment

On June 26, 2015, the Board of Directors of the Company appointed Daniel E. Freiman to serve as the Company’s Chief Financial Officer as of the effective date of Mr. Figuereo’s departure. Mr. Freiman has served as the Company’s Treasurer and Vice President, Corporate Development and Investor Relations since 2008. Prior to that, he served as Vice President, Controller and Principal Accounting Officer from 2005, and has served in various positions in the Company’s finance department since 2000.

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2015 Incentive Compensation Plan

In accordance with the Plan, as of the Effective Date, the Company adopted the NII Holdings, Inc. 2015 Incentive Compensation Plan (the “2015 Incentive Plan”), which will assist the Company in attracting, retaining and motivating directors, officers and other designated employees and to further align their interests with the interests of the Company’s stockholders by increasing their stock ownership and/or providing incentives based on the Company’s financial performance. The Compensation Committee, or such other committee or subcommittee so designated by the Board will administer the 2015 Incentive Plan, which provides for the following types of awards:

•	options to purchase shares of common stock;

•	restricted stock;

•	restricted stock units; and

•	cash-based incentive awards.

The aggregate number of shares of common stock reserved for issuance pursuant to the 2015 Incentive Plan is 5,263,158. The 2015 Incentive Plan expires on, and no new awards may be granted after, the earlier of June 25, 2025 or the date the 2015 Incentive Plan is terminated by the Compensation Committee or the Board.

Change in Control

The 2015 Incentive Plan contemplates that in the event of a “Change in Control” (as defined in the 2015 Incentive Plan), unless an award is assumed, replaced or converted to an equivalent award by the continuing entity (a “Replacement Award”) or unless the Board or Compensation Committee determines otherwise, (i) each outstanding award of restricted stock or restricted stock units shall be fully vested, except that any such award that is subject to the achievement of specified performance goals shall vest at the target level of performance, (ii) each outstanding award of options shall be fully exercisable, except that any such option that is subject to the achievement of specified performance goals shall vest at the target level of performance, and (iii) each outstanding cash-based incentive award shall be earned pro-rata based on the fraction of the applicable performance period that has elapsed from the beginning of the performance period until the Change in Control. Any Replacement Award shall become fully exercisable, vested or earned, with any Replacement Award subject to achievement of specified performance goals to be exercisable, vested or earned at the target level of performance, if, within 12 months following a Change in Control, the participant’s employment is terminated by the Company without “Cause” (as defined in the 2015 Incentive Plan) or if the participant voluntarily terminates employment with the Company for “Good Reason” (as defined in the 2015 Incentive Plan).

The forgoing description of the 2015 Incentive Plan is qualified in its entirety by reference to the full text of the 2015 Incentive Plan, which is included as Exhibit 4.1 to the registration statement on Form S-8 filed with the Commission on the Effective Date and is incorporated herein by reference.

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Grants of Incentive Awards

In connection with the Plan, the Compensation Committee of the Board approved equity grants, effective as of June 26, 2015 under the 2015 Incentive Plan, of nonqualified stock options and restricted shares to one named executive officer and the Company’s directors. The grants included an award to Steven M. Shindler of 425,384 shares of nonqualified stock options and 147,500 shares of restricted stock. The nonqualified stock options have a per share exercise price of $20.678, the deemed value of a share of common stock pursuant to the Plan, and become exercisable with respect to thirty-three and 1/3 percent of the shares of New Common Stock covered thereby at each of the first three anniversaries of the date of grant, subject to Mr. Shindler’s continued employment with the Company through each date except in certain circumstances. The shares underlying the restricted stock vest and become fully transferable with respect to thirty-three and 1/3 percent of the shares covered thereby at each of the first three anniversaries of the date of grant, also subject to Mr. Shindler’s continued employment with the Company through each date except in certain circumstances.

Each of the non-employee directors of the Board received a grant of 11,607 shares of restricted stock that vest and become fully transferable with respect to thirty-three and 1/3 percent of the shares covered thereby at each of the first three anniversaries of the date of grant, subject to the director’s continued service on the Board through each date except in certain circumstances.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended and Restated Certificate of Incorporation (the “New Charter”) and Fifth Amended and Restated Bylaws (the “New Bylaws”) in the forms contemplated by the Plan became effective on the Effective Date. The New Charter authorizes the Company to issue up to 140,000,000 shares of common stock, of which 99,999,992 shares were issued pursuant to the Plan. The New Charter also authorizes the Company to issue up to 10,000,000 shares of preferred stock, of which none were issued pursuant to the Plan.

A description of the key provisions of the New Charter and New Bylaws is included in the Company’s registration statement on Form S-8 filed with the Commission on the Effective Date, which description is incorporated herein by reference. This description is qualified in its entirety by reference to the full text of the New Charter and New Bylaws, which are included as Exhibits 3.1 and 3.2 to the registration statement on Form S-8 and are incorporated herein by reference.

Item 7.01         Regulation FD Disclosure.

On June 26, 2015, the Company issued a press release announcing that it had consummated the Plan. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)        Exhibits.

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Exhibit Number	Exhibit Description	Form	Exhibit	Incorporated by Reference Filing Date	Filed Herewith
3.1	Amended and Restated Certificate of Incorporation of NII Holdings, Inc.	S-8 (File No. 333-205259)	3.1	06/26/2015
3.2	Fifth Amended and Restated Bylaws of NII Holdings, Inc.	S-8 (File No. 333-205259)	3.2	06/26/2015
10.1	Registration Rights Agreement, dated as of June 26, 2015, by and among NII Holdings, Inc. and the stockholders party thereto				*
10.2+	NII Holdings, Inc. 2015 Incentive Compensation Plan	S-8 (File No. 333-205259)	4.1	06/26/2015
10.3+	Form of Restricted Stock Award Agreement (Employees)				*
10.4+	Form of Nonqualified Stock Option Agreement (Employees)				*
10.5+	Form of Restricted Stock Award Agreement (Directors)				*
10.6	Amendment No. 1 to the Bank Credit Certificate, dated February 13, 2015, between Nextel Telecomunicações Ltda., and Caixa Econômica Federal				*
10.7	Amendment No. 2 to the Bank Credit Certificate, effective as of June 26, 2015, between Nextel Telecomunicações Ltda., and Caixa Econômica Federal				*
10.8	Amendment No. 1 to the Bank Credit Certificate, dated February 13, 2015, between Nextel Telecomunicações Ltda., and Banco do Brasil, S.A.				*
10.9	Amendment No. 2 to the Bank Credit Certificate, effective as of June 26, 2015, between Nextel Telecomunicações Ltda., and Banco do Brasil, S.A.				*
10.10	Amendment to Parent Guaranty, dated December 5, 2014, between NII Holdings, Inc., as Parent Guarantor, and China Development Bank Corporation, as Administrative Agent under the Sinosure Credit Agreement and the Non-Sinosure Credit Agreement				*
99.1	Press release issued by NII Holdings, Inc. dated June 26, 2015				*

+	Indicates Management Compensatory Plan, Contract or Arrangement.
*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.

	By:	/s/ Shana C. Smith
Shana C. Smith
Vice President and Secretary
Date: June 30, 2015

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EXHIBIT INDEX

Exhibit Number	Exhibit Description	Form	Exhibit	Incorporated by Reference Filing Date	Filed Herewith
3.1	Amended and Restated Certificate of Incorporation of NII Holdings, Inc.	S-8 (File No. 333-205259)	3.1	06/26/2015
3.2	Fifth Amended and Restated Bylaws of NII Holdings, Inc.	S-8 (File No. 333-205259)	3.2	06/26/2015
10.1	Registration Rights Agreement, dated as of June 26, 2015, by and among NII Holdings, Inc. and the stockholders party thereto				*
10.2+	NII Holdings, Inc. 2015 Incentive Compensation Plan	S-8 (File No. 333-205259)	4.1	06/26/2015
10.3+	Form of Restricted Stock Award Agreement (Employees)				*
10.4+	Form of Nonqualified Stock Option Agreement (Employees)				*
10.5+	Form of Restricted Stock Award Agreement (Directors)				*
10.6	Amendment No. 1 to the Bank Credit Certificate, dated February 13, 2015, between Nextel Telecomunicações Ltda., and Caixa Econômica Federal				*
10.7	Amendment No. 2 to the Bank Credit Certificate, effective as of June 26, 2015, between Nextel Telecomunicações Ltda., and Caixa Econômica Federal				*
10.8	Amendment No. 1 to the Bank Credit Certificate, dated February 13, 2015, between Nextel Telecomunicações Ltda., and Banco do Brasil, S.A.				*
10.9	Amendment No. 2 to the Bank Credit Certificate, effective as of June 26, 2015, between Nextel Telecomunicações Ltda., and Banco do Brasil, S.A.				*
10.10	Amendment to Parent Guaranty, dated December 5, 2014, between NII Holdings, Inc., as Parent Guarantor, and China Development Bank Corporation, as Administrative Agent under the Sinosure Credit Agreement and the Non-Sinosure Credit Agreement				*
99.1	Press release issued by NII Holdings, Inc. dated June 26, 2015				*

+	Indicates Management Compensatory Plan, Contract or Arrangement.
*	Filed herewith.